Exhibit 21.1

Subsidiary	Jurisdiction of Organization
101 OLD WINDSOR ROAD, LLC	Delaware
1053 CROMWELL AVENUE, LLC	Delaware
12250 El Dorado Parkway, LLC	Delaware
12902 South 301 Highway, LLC	Delaware
1575 NORTH BLAIRS BRIDGE ROAD, LLC	Delaware
186 Jamaica Ave TRS, LLC	Delaware
186 JAMAICA AVE, LLC	Delaware
191 CUBE SOUTHEAST FL, LLC	Delaware
191 CUBE SOUTHEAST GA, LLC	Delaware
191 CUBE SOUTHEAST SC, LLC	Delaware
191 III CUBE 2 LLC	Delaware
191 III CUBE BORDEAUX SUB, LLC	Delaware
191 III CUBE CHATTANOOGA SUB, LLC	Delaware
191 III CUBE GA SUB LLC	Delaware
191 III CUBE GOODLETTSVILLE I SUB, G.P.	Delaware
191 III CUBE GOODLETTSVILLE II SUB, G.P.	Delaware
191 III CUBE GRANDVILLE SUB, LLC	Delaware
191 III CUBE KNOXVILLE I SUB, G.P.	Delaware
191 III CUBE KNOXVILLE II SUB, G.P.	Delaware
191 III CUBE KNOXVILLE III SUB, G.P.	Delaware
191 III Cube LLC	Delaware
191 III CUBE MA SUB LLC	Delaware
191 III CUBE MURFREESBORO SUB, LLC	Delaware
191 III CUBE NC SUB LLC	Delaware
191 III CUBE NEW BEDFORD SUB, LLC	Delaware
191 III CUBE OLD HICKORY SUB, LLC	Delaware
191 III CUBE SC SUB LLC	Delaware
191 III CUBE SUB HOLDINGS 1 LLC	Delaware
191 III CUBE SUB HOLDINGS 2 LLC	Delaware
191 III CUBE SUB HOLDINGS 3 LLC	Delaware
191 III CUBE SUB HOLDINGS 4 LLC	Delaware
191 III CUBE SUB HOLDINGS 5 LLC	Delaware
191 III CUBE SUB HOLDINGS 6 LLC	Delaware
191 III CUBE SUB HOLDINGS 7 LLC	Delaware
191 III CUBE SUB HOLDINGS 8 LLC	Delaware
191 III CUBE TN SUB LLC	Delaware
191 III CUBE TRINITY SUB, LLC	Delaware
191 IV CUBE LLC	Delaware
191 IV CUBE SOUTHEAST LLC	Delaware
2225 46TH ST TRS, LLC	Delaware
2225 46TH ST, LLC	Delaware
2301 TILLOTSON AVE, LLC	Delaware
251 JAMAICA AVE, LLC	Delaware
2701 S. CONGRESS AVENUE, LLC	Delaware
2880 Exterior St, LLC	Delaware
2880 EXTERIOR STREET TRS, LLC	Delaware
295 E. Ocotillo Road, LLC	Delaware
3068 CROPSEY AVENUE, LLC	Delaware
3103 N. Decatur Road, LLC	Delaware
33-24 Woodside Avenue, LLC	Delaware
338 3RD Avenue, LLC	Delaware
38-01 47TH Avenue, LLC	Delaware
38300 North Gantzel Road, LLC	Delaware
39-25 21ST Street, LLC	Delaware
41-06 Delong Street - Retail, LLC	Delaware
41-06 Delong Street, LLC	Delaware
4211 BELLAIRE BLVD., LLC	Delaware
430 1ST AVENUE SOUTH, LLC	Delaware

Subsidiary	Jurisdiction of Organization
4370 Fountain Hills Drive NE, LLC	Delaware
444 55TH STREET HOLDINGS TRS, LLC	Delaware
444 55TH STREET HOLDINGS, LLC	Delaware
444 55TH STREET VENTURE, LLC	Delaware
444 55TH STREET, LLC	Delaware
4441 Alma Road, LLC	Delaware
5 Old Lancaster Associates, LLC	Pennsylvania
500 MILDRED AVENUE PRIMOS, LLC	Delaware
5505 Maple Ave, LLC	Delaware
5700 WASHINGTON AVENUE, LLC	Delaware
5715 BURNET ROAD, LLC	Delaware
610 SAWDUST ROAD, LLC	Delaware
7205 Vanderbilt Way, LLC	Delaware
8552 BAYMEADOWS ROAD, LLC	Delaware
9641 Annapolis Road, LLC	Delaware
CONSHOHOCKEN GP II, LLC	Delaware
CS 1158 MCDONALD AVE, LLC	Delaware
CS 160 EAST 22ND ST, LLC	Delaware
CS 2087 HEMPSTEAD TPK, LLC	Delaware
CS 750 W MERRICK RD, LLC	Delaware
CS ANNAPOLIS HOLDINGS, LLC	Delaware
CS ANNAPOLIS, LLC	Delaware
CS CAPITAL INVESTORS, LLC	Delaware
CS FLORIDA AVENUE, LLC	Delaware
CS SDP EVERETT BORROWER, LLC	Delaware
CS SDP Everett, LLC	Delaware
CS SDP Newtonville, LLC	Delaware
CS SDP WALTHAM BORROWER, LLC	Delaware
CS SDP WALTHAM, LLC	Delaware
CS SHIRLINGTON, LLC	Delaware
CS SNL NEW YORK AVE, LLC	Delaware
CS SNL OPERATING COMPANY, LLC	Delaware
CS VALLEY FORGE VILLAGE STORAGE, LLC	Delaware
CS VENTURE I, LLC	Delaware
CS Vienna, LLC	Delaware
CUBE HHF Limited Partnership	Delaware
CUBE HHF NORTHEAST CT, LLC	Delaware
CUBE HHF NORTHEAST MA, LLC	Delaware
CUBE HHF NORTHEAST RI, LLC	Delaware
CUBE HHF NORTHEAST SUB HOLDINGS LLC	Delaware
CUBE HHF NORTHEAST TRS, LLC	Delaware
CUBE HHF NORTHEAST VENTURE LLC	Delaware
CUBE HHF NORTHEAST VT, LLC	Delaware
CUBE HHF TRS, LLC	Delaware
CUBE III TN ASSET MANAGEMENT, LLC	Delaware
CUBE III TRS 2 LLC	Delaware
CUBE III TRS LLC	Delaware
CUBE IV SOUTHEAST TRS LLC	Delaware
CUBE IV TRS LLC	Delaware
CUBE VENTURE GP, LLC	Delaware
CubeSmart	Maryland
CUBESMART 338 3RD AVENUE, LLC	Delaware
CUBESMART 39-25 21ST STREET, LLC	Delaware
CubeSmart Asset Management, LLC	Delaware
CUBESMART BARTOW, LLC	Delaware
CUBESMART BOSTON ROAD, LLC	Delaware
CUBESMART CLINTON, LLC	Delaware
CUBESMART CYPRESS, LLC	Delaware
CUBESMART EAST 135TH, LLC	Delaware
CubeSmart Management, LLC	Delaware

Subsidiary	Jurisdiction of Organization
CUBESMART SOUTHERN BLVD, LLC	Delaware
CUBESMART SWISS AVE, LLC	Delaware
CUBESMART TEMPLE HILLS, LLC	Delaware
CUBESMART TIMONIUM BORROWER, LLC	Delaware
CubeSmart Timonium, LLC	Delaware
CubeSmart TRS, Inc.	Ohio
CubeSmart, L.P.	Delaware
EAST COAST GP, LLC	Delaware
EAST COAST STORAGE PARTNERS, L.P.	Delaware
FREEHOLD MT, LLC	Delaware
LANGHORNE GP II, LLC	Delaware
Lantana Property Owner's Association, Inc.	Florida
MONTGOMERYVILLE GP II, LLC	Delaware
Old Lancaster Venture, L.P.	Pennsylvania
PSI Atlantic Austin TX, LLC	Delaware
PSI Atlantic Brockton MA, LLC	Delaware
PSI Atlantic Cornelius NC, LLC	Delaware
PSI Atlantic Haverhill MA, LLC	Delaware
PSI Atlantic Holbrook NY, LLC	Delaware
PSI Atlantic Humble TX, LLC	Delaware
PSI Atlantic Lawrence MA, LLC	Delaware
PSI Atlantic Lithia Springs GA, LLC	Delaware
PSI Atlantic Nashville TN, LLC	Delaware
PSI Atlantic NPB FL, LLC	Delaware
PSI Atlantic Pineville NC, LLC	Delaware
PSI Atlantic Surprise AZ, LLC	Delaware
PSI Atlantic TRS, LLC	Delaware
PSI Atlantic Villa Rica GA, LLC	Delaware
PSI Atlantic Villa Rica Parcel Owner, LLC	Delaware
PSI Atlantic, LLC	Delaware
R STREET STORAGE ASSOCIATES, LLC	Maryland
SHIRLINGTON RD II, LLC	Delaware
SHIRLINGTON RD TRS, LLC	Delaware
SHIRLINGTON RD, LLC	Delaware
SOMERSET MT, LLC	Delaware
STORAGE PARTNERS OF CONSHOHOCKEN, L.P.	Delaware
Storage Partners of Freehold II, LLC	Delaware
Storage Partners of Langhorne II, LP	Delaware
STORAGE PARTNERS OF MONTGOMERYVILLE, L.P.	Delaware
STORAGE PARTNERS OF SOMERSET, LLC	Delaware
UNITED-HSRE I, L.P.	Delaware
U-Store-It Development LLC	Delaware
U-Store-It Trust Luxembourg S.ar.l.	Luxembourg
Valley Forge Storage Venture, LLC	Delaware
Wider Reach, LLC	Delaware
YSI HART TRS, INC	Delaware
YSI I LLC	Delaware